Exhibit 32.2

The following certification is furnished as provided by Rule 13a-14(b) promulgated under the Securities Act of 1934 and Item 601(b)(32)(ii) of regulation S-K.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Berkshire Income Realty, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher M. Nichols, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                                  By: /s/ Christopher M. Nichols
                                                                                                                                        Christopher M. Nichols
                                                                                                                                        Vice President and
                                                                                                                                        Principal Financial Officer
                                                                                                                                        August 14, 2008

A signed original of this written statement required by Section 906 has been provided to Berkshire Income Realty, Inc. and will be retained by Berkshire Income Realty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.